Exhibit 10.3 RECEIVABLES FINANCING AGREEMENT AMENDMENT NO. 16 This Receivables Financing Agreement Amendment No. 16 (this “Amendment”), dated as of October 29, 2026, among DAVEY RECEIVABLES LLC, an Ohio limited liability company, as Borrower (together with its successors and assigns, the “Borrower”); THE DAVEY TREE EXPERT COMPANY, an Ohio corporation, in its individual capacity (“Davey Tree”) and as Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”); PNC BANK, NATIONAL ASSOCIATION, as LC Bank (in such capacity, together with its successors and assigns in such capacity, the “LC Bank”) and as a Lender, the other Lenders party hereto; and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent (in such capacity together with its successors and assigns in such capacity, the “Administrative Agent”). W I T N E S S E T H: WHEREAS, the Borrower, the Servicer, the Lenders, the LC Bank and the Administrative Agent are party to that certain Receivables Financing Agreement dated as of May 9, 2016 (as amended prior to the date hereof, the “Financing Agreement”). WHEREAS, the Borrower, the Servicer, the LC Bank, the Lenders and the Administrative Agent hereby agree to make certain amendments to the Financing Agreement pursuant to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties, the Borrower, the Servicer, the LC Bank, the Lenders and the Administrative Agent hereto agree as follows: SECTION 1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement. SECTION 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Financing Agreement, including the Exhibits thereto, shall hereby be amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the underlined text (indicated textually in the same manner as the following example: double underlined text) as set forth in the pages of the amended Financing Agreement attached as Exhibit A hereto. SECTION 3. REPRESENTATIONS OF THE BORROWER AND THE SERVICER. Each of the Borrower and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Article VII of the Financing Agreement and any other Transaction Documents to which it is a party are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

2 SECTION 4. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first written above upon the satisfaction of the following conditions precedent: (a) the Administrative Agent shall have received a fully executed counterpart of this Amendment; (b) the Administrative Agent shall have received a fully executed counterpart of that certain Eighth Amended and Restated Fee Letter dated as of the date hereof, and all fees due thereunder; (c) each representation and warranty of the Borrower and the Servicer contained herein or in any other Transaction Document (after giving effect to this Amendment) shall be true and correct (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and (d) no Unmatured Event of Default or Event of Default shall have occurred and be continuing. SECTION 5. [RESERVED]. SECTION 6. COUNTERPARTS. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. SECTION 7. ELECTRONIC SIGNATURES. Each party agrees that this Amendment and any documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. SECTION 8. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 9. GOVERNING LAW AND JURISDICTION. The provisions of the Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein. SECTION 10. MISCELLANEOUS. For the avoidance of doubt, this Amendment shall constitute a Transaction Document. [Signatures appear on following page.]

Receivables Financing Agreement Amendment No. 16 IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written. DAVEY RECEIVABLES LLC By: /s/ Christopher J. Bast Name: Christopher J. Bast Title: SVP, Treasurer & Ops Support THE DAVEY TREE EXPERT COMPANY, as the Servicer By: /s/ Christopher J. Bast Name: Christopher J. Bast Title: SVP, Treasurer & Ops Support

Receivables Financing Agreement Amendment No. 16 PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Michael Ferragonio Name: Michael Ferragonio Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as LC Bank and a Lender By: /s/ Michael Ferragonio Name: Michael Ferragonio Title: Senior Vice President WELLS FARGO BANK, N.A., as a Lender By: /s/ Hayden McMurtrie Name: Hayden McMurtrie Title: Vice President

Exhibit A

CONFORMED VERSION THROUGH AMENDMENT NO. 1516 DATED AS OF JULY 10OCTOBER 29, 2026 RECEIVABLES FINANCING AGREEMENT Dated as of May 9, 2016 by and among DAVEY RECEIVABLES LLC, as Borrower, PNC BANK, NATIONAL ASSOCIATION, as Lender, PNC BANK, NATIONAL ASSOCIATION, as LC Bank, PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, THE DAVEY TREE EXPERT COMPANY, as initial Servicer and PNC CAPITAL MARKETS LLC, as Structuring Agent

-81- (y) Credit Risk Retention. The Borrower shall cooperate with each Credit Party (including by providing such information and entering into or delivering such additional agreements or documents reasonably requested by such Credit Party) to the extent reasonably necessary to assure such Credit Party that the Originators retain credit risk in the amount and manner required by the Credit Risk Retention Rules and to permit such Credit Party to perform its due diligence and monitoring obligations (if any) under the Credit Risk Retention Rules. (z) Financial Covenants. (i) The Borrower shall not suffer or permit at any time the Leverage Ratio to exceed (x) on any date on or prior to June 30, 2027, 4.25 to 1.00, (y) on any date after June 30, 2027 and on any date on or prior to December 31, 2027, 4.00 to 1.00 and (z) on any date after December 31, 2027, 3.75 to 1.00. (ii) Notwithstanding anything contained in this Section 7.01(z) to the contrary, in the event any Material Indebtedness Agreement of Davey Tree evidencing Debt in an original principal amount of Five Million Dollars ($5,000,000) or more contains a Leverage Ratio more restrictive than contained in this Section 7.01(z) (a “More Restrictive Covenant”), this Agreement shall be deemed to have been amended to include such More Restrictive Covenant (including any amendments thereto that are more restrictive than the initial More Restrictive Covenant) in place of or in addition to the covenants contained herein as of the date such More Restrictive Covenant first became binding on Davey Tree; provided, however, that so long as no Unmatured Event of Default or Event of Default shall have occurred and be continuing (i) upon (A) the satisfaction of all Debt evidenced by or incurred pursuant to any such Material Indebtedness Agreement and (B) effective upon the delivery of a Compliance Certificate in accordance with Section 8.02(a)(iii) for the period in which such Debt has been satisfied in full, reflecting compliance with such More Restrictive Covenant during such period, any such covenant so incorporated herein shall be deemed deleted and the provisions hereof shall thereupon be those in effect prior to the date such More Restrictive Covenant first became binding on Davey Tree, (ii) upon (A) the amendment of any More Restrictive Covenant by the holder of such Debt in a manner that is less restrictive, but remains more restrictive than contained in this Section 7.01(z) as of the date immediately prior to the date such More Restrictive Covenant became effective hereunder (an “Amended More Restrictive Covenant”) and (B) effective upon the delivery of a Compliance Certificate in accordance with Section 8.02(a)(iii) for the period in which such Amended More Restrictive Covenant is to become binding on Davey Tree, reflecting compliance with such More Restrictive Covenant during such period, this Agreement shall be deemed to include such Amended More Restrictive Covenant and the More Restrictive Covenant amended by such Amended More Restrictive Covenant shall be deemed deleted, and (iii) upon (A) the amendment of any More Restrictive Covenant or Amended More Restrictive Covenant in a manner that is less restrictive than contained in this Section 7.01(z) and (B) effective upon the delivery of a Compliance Certificate in accordance with Section 8.02(a)(iii) for the period in

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF PERFORMANCE GUARANTOR October 29, 2026 The undersigned, THE DAVEY TREE EXPERT COMPANY, an Ohio corporation, heretofore executed and delivered to PNC BANK, N.A., as administrative agent a Performance Guaranty dated as of May 9, 2016 (the “Performance Guaranty”). Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in, or by reference in, the Performance Guaranty. The undersigned hereby (i) acknowledges and consents to the Receivables Financing Agreement Amendment No. 16 (the “RFA Amendment”), dated as of the date hereof, and (ii) confirms that its Performance Guaranty, and all obligations of the undersigned thereunder, remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any other amendment or modification to the Financing Agreement (as defined in the RFA Amendment) or any of the other Transaction Documents referred to therein (each as existing on the date hereof) shall not be required as a result of this consent having been obtained. The undersigned acknowledges that the Administrative Agent and the Lenders are relying on the assurances provided herein in entering into the RFA Amendment set forth above.

[Signature Page to Reaffirmation of Performance Guaranty] THE DAVEY TREE EXPERT COMPANY By: /s/ Christopher J. Bast Name: Christopher J. Bast Title: SVP, Treasurer & Ops Support

EIGHTH AMENDED AND RESTATED FEE LETTER October 29, 2026 The Davey Tree Expert Company 1500 North Mantua Street Kent, Ohio 44240 Re: Eighth Amended and Restated Fee Letter – Receivables Financing Agreement Ladies and Gentlemen: This Eighth Amended and Restated Fee Letter (as amended, restated, supplemented or otherwise modified from time to time, this “Fee Letter”) sets forth certain fees payable by Davey Receivables LLC (the “Borrower”), in connection with that certain Receivables Financing Agreement Amendment No. 16, dated as of the date hereof, among the Borrower, The Davey Tree Expert Company, as Servicer (the “Servicer”), PNC Bank, National Association (“PNC”), as LC Bank (in such capacity, the “LC Bank”), the Lenders party hereto and PNC, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings assigned thereto in that certain Receivables Financing Agreement dated as of May 9, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”) among the Borrower, the Servicer, the LC Bank, the Lenders from time to time party thereto, the Administrative Agent, and PNC Capital Markets LLC, as Structuring Agent. This Fee Letter is one of the “Fee Letters” referred to in Section 3.05(b) of the Receivables Financing Agreement. The Borrower hereby agrees to pay the following fees: (a) A “Work Fee” in an amount equal to $87,500, which Work Fee shall be paid by wire transfer of immediately available funds on or prior to the date hereof to the Administrative Agent for the account of the Structuring Agent (for the account of PNC) and the other Lenders, based on their Ratable Share. (b) A “Commitment Fee” payable to the Administrative Agent, for the benefit of each Lender (based on their Ratable Share), for each day in an amount equal to the product of (i) the Commitment Fee Rate, times (ii) the excess, if any of (x) the Facility Limit on such day over (y) the Total Usage on such day, times (iii) 1/360. The Commitment Fee shall accrue on each day from the date of this Fee Letter to (but excluding) the Maturity Date and shall be payable in arrears on each Settlement Date for the prior Settlement Period (or portion thereof) most recently ended and on the Maturity Date; provided that the Commitment Fee will not begin to accrue with respect to a Lender until the date such Lender becomes a Credit Party; provided further, however, that any

-2- Defaulting Lender’s right to receive Commitment Fees shall be subject to the terms of Section 2.06 of the Receivables Financing Agreement. As used herein, (i) the “Commitment Fee Rate” shall equal (A) 0.35% per annum for each day in which the Total Usage is greater than or equal to 50.0% of the Facility Limit, and (B) 0.45% per annum for each day in which the Total Usage is less than 50.0% of the Facility Limit and (ii) “Total Usage” shall equal the Aggregate Capital plus the LC Amount. (c) An “LC Fee” payable to the Administrative Agent, for the benefit of the LC Bank (based on its Ratable Share) and each Lender (based on their Ratable Share), for each day in an amount equal to the product of (i) 1.00% per annum, times (ii) the sum of (x) the face amount of all Letters of Credit outstanding on such day and (y) any Outstanding Reimbursement Obligations, times (iii) 1/360. A “Fronting Fee” payable to the LC Bank in an amount equal to the product of (i) 0.10%, times (ii) the face amount of all Letters of Credit issued each day. The LC Fee and the Fronting Fee shall accrue from the date of this Fee Letter to (but excluding) the Maturity Date and shall be payable in arrears on each Settlement Date for the prior Settlement Period (or portion thereof) most recently ended and on the Maturity Date; provided that the LC Fee will not begin to accrue with respect to a Lender until the date such Lender becomes a Credit Party. (d) A “Drawn Fee” payable to the Administrative Agent, for the benefit of each Lender, for each day in an amount equal to the product of (i) 1.00% per annum, times (ii) the aggregate outstanding Loans of such Lender on such day, times (iii) 1/360. The Drawn Fee shall accrue from the date of this Fee Letter to (but excluding) the Maturity Date and shall be payable in arrears on each Settlement Date for the prior Settlement Period (or portion thereof) most recently ended and on the Maturity Date. Each of the fees payable by the Borrower hereunder will be (and shall be deemed to be for all purposes) fully earned as of the day on which it accrues, and none of the foregoing fees, once paid, shall be refundable under any circumstances. For the avoidance of doubt, each of the fees payable by the Borrower hereunder are payable in addition to, and not in lieu of, any other fees or amounts payable by the Borrower under, or in connection with, the Receivables Financing Agreement and the other Transaction Documents. This Fee Letter may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. Each party agrees that this Fee Letter and any documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Fee Letter and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. This Fee Letter amends and restates in its entirety that certain Seventh Amended and Restated Fee Letter dated as of July 10, 2026 (the “Prior Fee Letter”), among the parties hereto and is not a novation of any of the agreements or obligations incurred pursuant to the terms of the Prior Fee Letter. This Fee Letter contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and the payment of the fees specified

-3- above and shall (together with each of the other documents related hereto) constitute the entire agreement among the parties hereto with respect thereto superseding all prior oral or written understandings. This Fee Letter may only be amended, restated, supplemented or otherwise modified by a written instrument, signed by each of the parties hereto. This Fee Letter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign any of its rights or obligations under this Fee Letter without the prior written consent of each of the parties hereto. THIS FEE LETTER, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS FEE LETTER, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. SIGNATURE PAGES FOLLOW]

[Signature Page to Eighth Amended and Restated Fee Letter] Please evidence your agreement to the terms of this Fee Letter by signing the enclosed copy and returning it to the undersigned. Very truly yours, PNC CAPITAL MARKETS LLC, as Structuring Agent By: /s/ Michael Ferragonio Name: Michael Ferragonio Title: Managing Director PNC BANK, NATIONAL ASSOCIATION, as LC Bank, a Lender and as Administrative Agent By: /s/ Michael Ferragonio Name: Michael Ferragonio Title: Senior Vice President WELLS FARGO BANK, N.A., as a Lender By: /s/ Hayden McMurtrie Name: Hayden McMurtrie Title: Vice President

[Signature Page to Eighth Amended and Restated Fee Letter] Acknowledged and Agreed to as of the date first above written DAVEY RECEIVABLES LLC By: /s/ Christopher J. Bast Name: Christopher J. Bast Title: SVP, Treasurer & Ops Support